Exhibit 99.1

Hunt Companies Finance Trust Announces Entry Into New External Management Agreement with Affiliate of ORIX Corporation USA

NEW YORK, Jan. 6, 2020 /PRNewswire/ — Hunt Companies Finance Trust, Inc. (NYSE: HCFT) (“we”, “HCFT” or “the Company”) announced today that its independent directors unanimously approved the entry into a new management agreement with OREC Investment Management, LLC (the “Manager”), a subsidiary of ORIX Corporation USA ("ORIX USA") and the concurrent mutual termination of its management agreement with Hunt Investment Management, LLC ("Hunt").

A subsidiary of ORIX Corporation, the Japan-based financial services giant, ORIX USA provides a wide range of innovative capital solutions for clients in the corporate, real estate, and municipal finance sectors. ORIX Corporation assets exceed $110 billion, and it has approximately $400 billion of assets under management. OREC Investment Management is part of ORIX Real Estate Capital’s finance and investment management platform, which was created through the combination of RED Capital Group, Lancaster Pollard, and Hunt Real Estate Capital. The combined platform has an annual loan production in excess of $9 billion and a servicing portfolio of more than $40 billion.

The terms of the new management agreement, which are further described in the Company's Form 8-K, align with the terms of HCFT’s prior management agreement with HIM in all material respects, including a cap on reimbursable expenses. Pursuant to the terms of the termination agreement between the Company and Hunt, the termination of the management agreement did not trigger, and Hunt was not paid, a termination fee by the Company. ORIX USA separately agreed to pay Hunt a negotiated payment in connection with the foregoing.

In connection with the transaction, an affiliate of ORIX USA purchased 1,246,719 shares of the Company's common stock in a private placement by the Company at a purchase price of $4.61 per share, resulting in an aggregate capital raise of $5,747,375. The purchase price per share represents a 43% premium over the HCFT common share price on January 2, 2020.  After completion of this share purchase, an affiliate of ORIX USA will own approximately 5.0% of HCFT’s outstanding common shares.

In connection with the transaction, James C. Hunt resigned as the Company’s Chairman of the Board but will continue as a member of the Board. In addition, the Board appointed Interim Chief Financial Officer James A. Briggs as Chief Financial Officer of the Company. James Flynn will continue to serve as CEO and Michael Larsen will continue to serve as President of HCFT.

Mr. William A. Houlihan, the Company’s lead independent director, stated, "We are excited by this transaction and HCFT’s partnership with ORIX USA.  We believe that this transaction provides HCFT with continued support from a strong institutional quality manager with access to an even larger and more diverse commercial real estate debt origination and servicing platform while maintaining the management team currently in place.”

Jerry Abrahams, Chief Executive Officer for ORIX Commercial Mortgage Servicing Group, stated, “We are committed to continuing to grow our range of debt solutions for our customers and partners across the broader ORIX platform and look forward to the opportunity to create long-term value for the shareholders of HCFT.”

James Flynn, the CEO of HCFT, stated, "We look forward to further enhancing the scale of HCFT and generating shareholder value through leveraging ORIX’s expansive originations, asset management, and servicing platform."

The foregoing description of the transactions, including the terms of the new management agreement, does not purport to be complete. For more information, please review the Company’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission on or about January 6, 2020.

About HCFT

Hunt Companies Finance Trust is a Maryland corporation focused on investing in, financing and managing transitional multifamily and other commercial real estate loans or securitizations. Hunt Companies Finance Trust is externally managed and advised by OREC Investment Management, LLC. For additional information about OREC Investment Management, LLC, please see its form ADV and brochure (Part 2A of Form ADV) available at https://www.adviserinfo.sec.gov.

About ORIX Corporation USA (ORIX USA)

Since 1981, ORIX USA has provided innovative capital solutions that clients need to propel their business to the next level. ORIX USA and its subsidiaries — Boston Financial Investment Management, ORIX Real Estate Capital (the combined company of RED Capital Group and Lancaster Pollard), NXT Capital, Mariner Investment Group, RB Capital and ORIX Capital Partners — include a team of more than 1,000 employees spanning more than 30 offices across the U.S. and Brazil. ORIX USA and its family of companies have $64 billion of assets under management, administration and servicing (including more than $9 billion held by the company and its subsidiaries).* Its parent company, ORIX Corporation, is a publicly owned international financial services company with operations in 37 countries and regions worldwide. ORIX Corporation is listed on the Tokyo Stock Exchange (8591) and New York Stock Exchange (IX). For more information on ORIX USA, visit www.orix.com.

*All figures are as of March 2019.

Additional Information and Where to Find It

Investors, security holders and other interested persons may find additional information regarding the Company at the SEC's Internet site at http://www.sec.gov/ or the Company website www.huntcompaniesfinancetrust.com or by directing requests to: Hunt Companies Finance Trust, 230 Park Avenue, 23rd Floor, New York, NY 10169, Attention: Investor Relations.

Forward-Looking Statements

Certain statements included in this press release, any related webcast / conference call, and other oral statements made by our representatives from time to time may constitute forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. Forward-looking statements are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. You can identify forward-looking statements by use of words such as "believe," "expect," "anticipate," “project,” "estimate," "plan," "continue," "intend," "should," "may," "will," "seek," "would," "could," or similar expressions or other comparable terms, or by discussions of strategy, plans or intentions. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us on the date of this press release or the date on which such statements are first made. Actual results may differ from expectations, estimates and projections. You are cautioned not to place undue reliance on forward-looking statements in this press release and/or any related webcast / conference call and should consider carefully the factors described in Part I, Item IA "Risk Factors" in our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and other current or periodic filings with the Securities and Exchange Commission ("SEC"), when evaluating these forward-looking statements. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Additional information concerning these and other risk factors are contained in our 2018 10-K which is available on the Securities and Exchange Commission's website at www.sec.gov. Except as required by applicable law, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.